EXHIBIT 10.7




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                             BIG ENTERTAINMENT, INC.

                             (A Florida Corporation)

                             SUBSCRIPTION AGREEMENT



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COMPLETE, SIGN AND RETURN TWO COPIES TO:

Big Entertainment, Inc.
2255 Glades Road
Suite 237 West
Boca Raton, Florida 33431
Attention:  Corporate Secretary

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                  THE INFORMATION AVAILABLE TO YOU IN CONNECTION WITH THIS
SUBSCRIPTION AGREEMENT MAY CONSTITUTE MATERIAL NON-PUBLIC INFORMATION ABOUT BIG ENTERTAINMENT, INC. (THE "COMPANY"). FEDERAL AND STATE SECURITIES LAWS PROHIBIT TRADING IN ANY SECURITIES OF THE COMPANY WHILE IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY.

                  YOUR RECEIPT OF THIS SUBSCRIPTION AGREEMENT CONSTITUTES YOUR AGREEMENT (A) TO MAINTAIN THE CONFIDENTIALITY OF THE INFORMATION CONTAINED HEREIN OR RECEIVED IN CONNECTION HEREWITH, WHETHER WRITTEN OR ORAL, (B) NOT TO REPRODUCE OR DISTRIBUTE ANY COPIES OF THIS SUBSCRIPTION AGREEMENT OR THE INFORMATION CONTAINED HEREIN OR RECEIVED IN CONNECTION HEREWITH, IN WHOLE OR IN PART, AND (C) TO RETURN THIS AGREEMENT AND ANY RELATED MATERIALS TO THE COMPANY AT ITS ADDRESS ON THE COVER HEREOF IF YOU DECIDE NOT TO SUBSCRIBE FOR THE SECURITIES DESCRIBED HEREIN OR IF THE COMPANY DECIDES TO TERMINATE OR REJECT THE SUBSCRIPTION DESCRIBED HEREIN.

                  THE SECURITIES SUBSCRIBED FOR HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THE SUBSCRIBER HEREIN, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF BIG ENTERTAINMENT, INC. (THE "COMPANY") THAT SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND REGISTERED UNDER ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE BASED ON AN OPINION OF THE SUBSCRIBER'S COUNSEL TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY.

                  THE SUBSCRIBER, BY PURCHASING THE SECURITIES SUBSCRIBED FOR HEREIN, ACKNOWLEDGES AND AGREES THAT THE COMPANY, ITS AFFILIATES AND THE COMPANY'S AND ITS AFFILIATES' DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES HAVE NOT MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE VALUE OF THE SECURITIES.

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                             SUBSCRIPTION AGREEMENT

                  SUBSCRIPTION AGREEMENT (this "SUBSCRIPTION AGREEMENT"), dated as of May __, 1999, by and between the person or entity identified as the subscriber on the signature page hereof (the "SUBSCRIBER") and BIG ENTERTAINMENT, INC. a Florida corporation (the "COMPANY").

            1. SUBSCRIPTION AND ACCEPTANCE.

            1.1 SUBSCRIPTION; PURCHASE PRICE. The Subscriber hereby irrevocably subscribes for and agrees to purchase (i) the number of shares (the "SHARES") of common stock, par value $.01 per share, of the Company (the "COMMON STOCK") indicated on the signature page of this Subscription Agreement, which shall be validly issued, fully paid and nonassessable, and (ii) a five-year Warrant exercisable to purchase shares of the Common Stock in an amount equal to one-third of the number of the Shares (the "WARRANT" and, together with the shares of the Common Stock purchasable upon the exercise thereof and the Shares, the "SECURITIES"), upon the terms and subject to the conditions set forth herein. The aggregate purchase price for the Securities shall be equal to the product of (a) $__ times (b) the number of the Shares.

            1.2 ACCEPTANCE OR REJECTION OF SUBSCRIPTION. The Subscriber understands and agrees that the Company reserves the right, exercisable in its sole discretion, to accept or reject any subscription for the Securities in whole or in part for any reason. Subscriptions need not be accepted in the order received. The Company shall notify the Subscriber as soon as practicable if all or part of the Subscriber's subscription is rejected. If the Subscriber's subscription is accepted by the Company, the Company shall execute a copy of this Subscription Agreement as executed and delivered to the Company by the Subscriber and return the executed copy to the Subscriber. The Company also shall deliver to the Subscriber a written notice (the "PURCHASE NOTICE") stating the number of Shares that the Subscriber shall be entitled to purchase, the number of shares of the Common Stock that the Subscriber shall be entitled to purchase pursuant to the exercise of the Warrant, the aggregate purchase price for the Securities, the date and time payment of the purchase price for the Securities is required to be made and the payment instructions therefor.

            1.3 CLOSING. The consummation of the purchase by the Subscriber and sale by the Company of the Securities (the "CLOSING") shall take place at the principal executive offices of the Company on the date and at the time set forth in the Purchase Notice. At the Closing, the Company shall deliver to the Subscriber a certificate representing the Shares and a certificate representing the Warrant substantially in the form of EXHIBIT A attached hereto against delivery by the Subscriber of payment of the purchase price for the Securities, which shall be payable by wire transfer of immediately available funds to the Company's account as set forth in the Purchase Notice.

            2. SUBSCRIBER REPRESENTATIONS AND WARRANTIES. The Subscriber hereby represents and warrants as follows:

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            2.1 CAPACITY; POWER AND AUTHORITY. The Subscriber is either (i) an individual who has reached the age of majority and is a citizen or resident and domiciliary (not a temporary or transient resident) of the jurisdiction set forth below the Subscriber's signature on the signature page hereof and has no present intention of becoming a resident of any other jurisdiction or (ii) is an entity duly organized and in good standing in its jurisdiction of organization. The Subscriber has all legal right, power and authority to execute and deliver this Subscription Agreement as evidenced by its signature on the signature page hereof and this Subscription Agreement constitutes the Subscriber's valid and binding obligation, enforceable against the Subscriber in accordance with its terms.

            2.2 NO CONFLICT. The execution and delivery of this Subscription Agreement by the Subscriber and the consummation of the transactions contemplated hereby does not and as of the Closing will not (i) violate any law or regulation or judicial or regulatory order or decree or require any notice to or filing with or authorization, consent or approval of any public body or authority by which the Subscriber or any of its properties is bound, (ii) result in a violation or breach of, or constitute a default under, any contractual obligation to which the Subscriber is a party or by which the Subscriber or any of its properties is bound or (iii) if the Subscriber is a partnership, corporation, trust or other entity, violate its organizational or other constitutive documents.

            2.3 NO SHORT POSITION. The Subscriber has not entered into a short position or similar arrangement with respect to any shares of the Common Stock at any time from and after May 7, 1999 to and including the date hereof.

            2.4 INVESTMENT REPRESENTATIONS AND WARRANTIES.

            (a) The Subscriber has the financial ability to bear the economic risk of an investment in the Securities, has adequate means of providing for its current needs and personal contingencies, has no need for liquidity in such investment in the Securities and could afford a complete loss of such investment.

            (b) The Subscriber has reviewed the merits of an investment in the Securities with its own tax and legal counsel and with an investment advisor to the extent the Subscriber deemed advisable, and confirms that an investment in the Securities is suitable for it.

            (c) The Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

            (d) For a reasonable time prior to the date hereof, the Subscriber has been given a full opportunity to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of a subscription for the Securities and the business and affairs of the Company and such other information as it desired in order to evaluate the merits and risks of an investment in the Securities and

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to verify the accuracy of the information received in response to any such questions, and all such questions have been answered to the full satisfaction of the Subscriber.

            (e) In making its decision to purchase the Securities herein subscribed for, the Subscriber has relied solely upon independent investigations made by it. It has received no representation or warranty from the Company or any of its affiliates, employees or agents. In addition, it is not subscribing pursuant hereto for any Securities as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees, including the Subscriber, had been invited as a result of, subsequent to or pursuant to any of the foregoing.

            (f) The Subscriber understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or under any state securities laws in reliance upon specific exemptions from registration under Section 4(2) of such act and Rule 506 thereunder and it agrees that the Securities may not be offered, sold or otherwise disposed of except in compliance with the Securities Act and any applicable state securities laws. The Subscriber understands that the certificate or certificates representing the Securities shall bear the following restrictive legend until registered:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF UNLESS SUCH OFFER, SALE OR OTHER DISPOSITION IS REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE BASED ON AN OPINION OF COUNSEL OF THE TRANSFEROR TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.

            (g) The Subscriber understands that no U.S. or non-U.S. governmental or quasi-governmental agency has made any finding or determination as to the fairness of an investment in, or any recommendation or endorsement of, the Securities.

            (h) The Subscriber is acquiring the Securities herein subscribed for in good faith solely for its own account and it is acquiring such Securities for investment purposes only and not with a view to, or for, the resale, distribution, subdivision or fractionalization thereof, or for the account, in whole or in part, of others in violation of any federal or state securities laws.

            (i) The Subscriber has, and at the Closing will have, adequate capital resources to purchase the Securities subscribed for herein.

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            (j) Each representation and warranty of the Subscriber contained herein and all information furnished by the Subscriber to the Company, including the information furnished by the Subscriber in the Investment Suitability Questionnaire in paragraph 3, is true, correct and complete in all respects.

            3. INVESTMENT SUITABILITY QUESTIONNAIRE. In order for the Company to offer and sell the Securities in compliance with federal and state securities laws, THE FOLLOWING INFORMATION MUST BE OBTAINED REGARDING THE UNDERSIGNED SUBSCRIBER'S INVESTOR STATUS. PLEASE CHECK EACH CATEGORY APPLICABLE TO THE UNDERSIGNED SUBSCRIBER AS AN INVESTOR IN THE SECURITIES. YOU MUST CHECK AT LEAST ONE CATEGORY TO SUBSCRIBE. The Subscriber shall be deemed to represent and warrant that the substance of each section so checked is true and correct.

            For purposes of determining whether the Subscriber is an "accredited investor" under Regulation D of the Securities Act, please check ALL of the applicable boxes below:

     [ ] (1) The Subscriber is and at the Closing will be a director or an executive officer of the Company holding the position of _______________. (Rule 501(a)(4) and (f) under the Securities Act)

     [ ] (2) The Subscriber has and at the Closing will have a net worth, individually or jointly with the Subscriber's spouse, and inclusive of the equity value in the Subscriber's home, home furnishings and automobiles, of at least $1,000,000. (Rule 501(a)(5) under the Securities Act)

     [ ] (3) The Subscriber had an individual income1, not including the income of the Subscriber's spouse (even if they are purchasing the Securities with funds which are community property or as joint tenants or tenants in common), in excess of $200,000 (or joint income with the Subscriber's spouse in excess of $300,000) in each of the two most recent years and at this time reasonably expects and at the Closing will reasonably expect such individual income to exceed that level in the current year. (Rule 501(a)(6) under the Securities Act)

     [ ] (4) The Subscriber is and at the Closing will be an "accredited investor" within the meaning of clause __ (please complete) of Rule 501(a) under the Securities Act.

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(1)For this purpose, a person's income is the amount of that person's individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) any deduction for depletion (Section 611 ET SEQ. of the Internal Revenue Code of 1986 (the "CODE")), (b) any exclusion of interest on tax-exempt municipal obligations (Section 103 of the Code) and (c) any losses of a partnership allocated to the person (as reported on Schedule E of Form
1040).

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            4. ADDITIONAL COVENANTS OF THE SUBSCRIBER.

            4.1 NO SALE OR TRANSFER. The Subscriber hereby acknowledges and agrees that it shall not, directly or indirectly, offer, sell or otherwise dispose of the Securities (including by way of a pledge) unless registered pursuant to an effective registration statement under the Securities Act and registered pursuant to applicable state securities laws or unless an exemption from such registration is available based on an opinion of counsel of the transferor to such effect delivered to the Company prior to any such disposition in form and substance satisfactory to the Company.

            4.2 NOTICE. The Subscriber undertakes to (i) notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein, including, but not limited to, the Investment Suitability Questionnaire, (ii) supply the Company with such additional information concerning the Subscriber as the Company deems necessary or appropriate and (iii) execute and deliver to the Company, within five days after receipt of a request therefor, such further designations, powers of attorney and other instruments as the Company deems necessary or appropriate.

            4.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties set forth above or in any other written statement or document delivered by the Subscriber in connection with the subscription herein and the transactions contemplated hereby shall survive the Closing.

            4.4 INDEMNIFICATION. The Subscriber understands the meanings and legal consequences of the representations, warranties and covenants of the Subscriber contained in this Subscription Agreement and agrees to indemnify and hold harmless the Company, its affiliates and their respective directors, officers, employees, agents and other representatives from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty or covenant of the Subscriber, whether contained in this Subscription Agreement, including, but not limited to, the Investment Suitability Questionnaire, or any other document delivered by the Subscriber in connection with the subscription herein and the transactions contemplated hereby, including, but not limited to, the registration and restrictions on transfer of the Securities as contemplated by paragraph 5, or any failure by the Subscriber to fulfill any covenants or agreements set forth herein or arising out of the sale or distribution by the Subscriber of any Securities in violation of the Securities Act or any other applicable state securities or "blue sky" laws or pursuant to the registration contemplated by paragraph 5. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

            4.5 INTERESTS OF CERTAIN PERSONS. The Subscriber hereby acknowledges, agrees and accepts that certain potential subscribers may be directors or executive officers of the Company and that such individuals may have access to financial information about the Company, including, but not limited to, business plans and

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projections, necessary to the performance of their services as officers of the
Company that was not generally available to the Subscriber or other subscribers for the Securities.

            5. REGISTRATION RIGHTS; COVENANT NOT TO SHORT STOCK.

            5.1 REGISTRATION. The Company shall use its reasonable best efforts to file a registration statement covering the Shares and the shares of the Common Stock purchasable upon exercise of the Warrant under the Securities Act within 45 days after the date of the Closing and shall use its reasonable best efforts to cause the registration statement covering such shares to be declared effective as soon as practicable. The Company shall use its reasonable best efforts to maintain the effectiveness of such registration statement for the lesser of two years from the date declared effective and such time as the shares covered thereby have been resold. The Company shall pay any and all registration expenses associated with such registration, other than any underwriting discounts or commissions relating to any shares of the Common Stock subject to such registration (which discounts and commissions shall be paid by the Subscriber selling any such shares).

            5.2 COVENANT NOT TO SHORT STOCK. The Subscriber shall not, without the Company's prior written consent, enter into a short position or similar arrangement with respect to any shares of the Common Stock at any time during the period commencing on the date hereof and ending on the 90th day following the date of the Closing.

            6. CONDITIONS TO THE COMPANY'S OBLIGATIONS TO PERFORM THE CLOSING. The obligations of the Company to issue and sell to the Subscriber the Securities to be purchased by it as of the Closing shall be subject to the fulfillment (or waiver by the Company) prior to or at the time of the Closing of the following conditions:

            (a) AGREEMENTS. This Subscription Agreement shall have been duly authorized, executed and delivered by the Subscriber to the Company.

            (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Subscriber in this Subscription Agreement shall be true and correct as and when made on the date hereof and at the Closing as if made on and as of the Closing.

            (c) PERFORMANCE. The Subscriber shall have duly performed and complied in all respects with all agreements and conditions contained in this Subscription Agreement required to be performed or complied with by the Subscriber at or prior to the Closing .

            (d) PAYMENT. The Subscriber shall have tendered payment for its Securities at or before the Closing in accordance with the Purchase Notice.

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            7. MISCELLANEOUS.

            7.1 MODIFICATION. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modifications, discharge or termination is sought.

            7.2 NOTICES. Unless otherwise provided herein, notices which may or are required to be given hereunder shall be delivered through a recognized overnight delivery service, hand delivered or sent by tested facsimile, telegram or telex transmission to the addressees at their addresses set forth herein or to such other addresses as may be designated by either party hereto by notice addressed to the Company in the case of the Subscriber and to the Subscriber in the case of the Company.

            7.3 BINDING EFFECT. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

            7.4 ENTIRE AGREEMENT. This Subscription Agreement contains the entire agreement of the parties in respect of the matters set forth herein.

            7.5 ASSIGNABILITY. This Subscription Agreement is not transferable or assignable.

            7.6 APPLICABLE LAW. This Subscription Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without giving effect to principles or policies of conflicts of laws thereof. The Company and the Subscriber hereby submit to the jurisdiction of the federal and New York State Courts located in the Borough of Manhattan, New York, New York in connection with any dispute related to this Subscription Agreement or any transaction or any other matter contemplated hereby (to the extent legally permissible).

            7.7 COUNTERPARTS. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

                         [SIGNATURES ON FOLLOWING PAGE]

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            IN WITNESS WHEREOF, the undersigned by its execution hereof agrees to be bound by this Subscription Agreement.

INDICATE BELOW IN WORDS AND AS A NUMERAL THE NUMBER OF SHARE TO BE SUBSCRIBED FOR PURSUANT TO THIS SUBSCRIPTION:

                  __________________________________________  Shares




                                                    ----------------------------
                                                     Signature of the Subscriber

         Name of the Subscriber (print):    ____________________________

                                Address:    ____________________________

                                            ____________________________

        Social Security Number (or TIN):    ____________________________

RETURN TWO SIGNED COPIES OF THIS SUBSCRIPTION AGREEMENT TO THE COMPANY AT ITS ADDRESS ON THE COVER. ACCEPTANCE OF THIS SUBSCRIPTION MAY ONLY OCCUR AS PROVIDED IN PARAGRAPH 1.2.

                                   ACCEPTANCE

            The terms of the foregoing, including the subscription described therein, are agreed to and accepted on this ____ day of May 1999.

                                            BIG ENTERTAINMENT, INC.

                                            By:
                                                -------------------------------
                                                Mitchell Rubenstein
                                                Chief Executive Officer

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                                                                       EXHIBIT A

                                 FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE BASED ON AN OPINION OF COUNSEL OF THE HOLDER TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.

DATED AS OF MAY ___, 1999

                             BIG ENTERTAINMENT, INC.

                             (A FLORIDA CORPORATION)

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

            FOR VALUE RECEIVED, BIG ENTERTAINMENT, INC., a Florida corporation (the "COMPANY"), hereby certifies that _______________, or its registered assigns (the "HOLDER") is entitled, subject to the provisions of this Warrant, to purchase from the Company _____________ (_____) fully paid and non-assessable shares of Common Stock (as defined below) at a price per share equal to $___ (the "EXERCISE PRICE").

            The term "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company as constituted on May __, 1999 (the `BASE DATE"). The number of shares of Common Stock purchasable upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time as set forth in this Warrant, are hereinafter referred to as the "WARRANT SHARES." The term "COMPANY" means and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

            Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification or the posting of bond, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and

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deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

            The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

            1. EXERCISE OF WARRANT.

            1.1 EXERCISE GENERALLY. This Warrant may be exercised in whole or in part, at any time, or from time to time during the period commencing on the date hereof and expiring 5:00 p.m., eastern time, on the fifth anniversary of the date hereof (the "EXPIRATION DATE") (or, if such day is a day on which banking institutions in New York are authorized by law to close, then on the next succeeding day that shall not be such a day) by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with a copy of the Warrant Exercise Form marked as Annex A attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of Warrant Shares specified in such form and with any appropriate instruments of transfer duly executed by the Holder or its duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at the stock transfer agent's office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

            2. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock from time to time receivable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

            3. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant, as determined by the Board of Directors of the Company (which fair

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

market value shall, in any event and for so long as the Common Stock is listed for trading on any national securities exchange or quoted for trading through any inter-dealer quotation system, be deemed to be the closing sales price of the Common Stock on the date notice of exercise of this Warrant is given to the Company as provided herein or, if such day is not a trading day, then such price on the last trading day preceding the date of such notice).

            4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with a copy of the Assignment Form marked as Annex B attached hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

            5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights as a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

            6. ANTI-DILUTION PROVISIONS.

            6.1 ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common stock to its stockholders, the number of Warrant Shares subject to this Warrant immediately prior to such subdivision shall be proportionately increased and the Exercise Price shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of Warrant Shares subject to this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased. Any such adjustments pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date of such adjustment based thereon shall be the record date therefor.

            6.2 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

            6.3 NO DILUTION. The Company shall not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, while this Warrant is outstanding, the Company (a) shall not permit the par value, if any, of the shares of Common Stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise and (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

            6.4 NOTICES OF RECORD DATE, ETC. In case:

            (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

            (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

            (c) of any voluntary dissolution, liquidation or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to each holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

            7. TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant and any Warrant Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless registered under the Securities Act and any applicable state securities laws or pursuant to available exemptions from such registration, provided that the transferor delivers to the Company an opinion of its counsel satisfactory in form and substance to the Company confirming the availability of such exemption.

            8. LEGEND. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of this Warrant, all certificates representing the Warrant Shares shall bear on the face thereof substantially the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT AND REGISTERED UNDER ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE BASED ON AN OPINION OF COUNSEL OF THE HOLDER TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.

            9. COVENANT NOT TO SHORT STOCK. The Holder shall not, without the Company's prior written consent, enter into a short position or similar arrangement with respect to any shares of the Common Stock at any time during the 90-day period from and after the date of this Warrant.

            10. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when telecopied, delivered personally or with three days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice hereunder.

            11. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the substantive laws of the State of New York without giving effect to principles or policies of conflicts of laws thereof. The Company and the Subscriber hereby submit to the jurisdiction of the federal and New York State Courts located in the Borough of Manhattan, New York, New York in connection with any dispute related to this Warrant or any transaction or any other matter contemplated hereby (to the extent legally permissible).

                          [SIGNATURE ON FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                           BIG ENTERTAINMENT, INC.

                                           By:
                                              ---------------------------------
                                              Mitchell Rubenstein
                                              Chief Executive Officer

                                                                         ANNEX A

                              WARRANT EXERCISE FORM

                  THE UNDERSIGNED hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _______ shares of Common Stock of Big Entertainment, Inc., a Florida corporation, and hereby makes payment of $_________ in payment therefor.

                                By:
                                   -------------------------------------------
                                         Signature

                                         -------------------------------------
                                         Name


                                         -------------------------------------
                                         Title


                                         -------------------------------------
                                         Date

                       INSTRUCTIONS FOR ISSUANCE OF STOCK
         (if other than to the registered holder of the within Warrant)

Name
     --------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

Social Security or
Taxpayer Identification Number
                              -------------------------------------------------

                                                                         ANNEX B

                                 ASSIGNMENT FORM

            For value received, hereby sells, assigns, and transfers unto Name The right to purchase Common Stock of Big Entertainment, inc., a Florida corporation, represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint __________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Dated:
      -----------------------

                                         By:
                                            -----------------------------------
                                            Signature

                                            -----------------------------------
                                            Name

                                            -----------------------------------
                                            Title